UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2021

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street, Building C East

Needham, Massachusetts 02494

(Address of principal executive office) (Zip Code)

(617) 928-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, Chiasma, Inc., a Delaware corporation (“Chiasma”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on May 4, 2021 with Amryt Pharma plc (“Amryt”) and Acorn Merger Sub, Inc., an indirect wholly owned subsidiary of Amryt (“Merger Sub”). On August 5, 2021, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Chiasma (the “Merger”), with Chiasma surviving the Merger as an indirect wholly owned subsidiary of Amryt.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock of Chiasma, par value $0.01 per share (“Chiasma Common Stock”), outstanding immediately prior to the Effective Time was automatically canceled and converted into the right to receive 0.396 American Depositary Shares of Amryt (“Amryt ADSs”), each Amryt ADS representing the right to receive five ordinary shares, nominal value of £0.06 per share, of Amryt, with no cash payable for any fractional Amryt ADSs, which will be eliminated by rounding.

At the Effective Time: (i) each outstanding Chiasma stock option, whether or not vested, was converted into an option to purchase Amryt ADSs on the same terms and conditions as were applicable under such Chiasma stock option immediately prior to the Effective Time, with the number of Amryt ADSs subject to, and the exercise price of, each such assumed option calculated as described in the Merger Agreement; (ii) for each outstanding Chiasma restricted stock unit award that vested in connection with the transactions contemplated by the Merger Agreement, the shares of Chiasma Common Stock issued to the award holder were treated as described above for each share of Chiasma Common Stock; (iii) each outstanding Chiasma restricted stock unit award that remained outstanding immediately prior to the Effective Time was converted into a restricted stock unit award representing the right to acquire Amryt ADSs on the same terms and conditions as were applicable under such Chiasma restricted stock unit award as of immediately prior to the Effective Time, with the number of Amryt ADSs subject to each such assumed restricted stock unit calculated as described in the Merger Agreement; and (iv) each warrant to purchase shares of Chiasma Common Stock that was issued and outstanding and not exercised or expired at or immediately prior to the Effective Time was deemed to be net exercised immediately prior to the Effective Time by virtue of the Merger, with the shares of Chiasma Common Stock issued to the holder of each such warrant treated as described above for each share of Chiasma Common Stock.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K Chiasma filed with the Securities and Exchange Commission (“SEC”) on May 5, 2021 and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 5, 2021, in connection with the consummation of the Merger, Chiasma notified the NASDAQ Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq cease trading of Chiasma Common Stock on Nasdaq and suspend the listing of Chiasma Common Stock, which is expected to be effective as of the market close on August 5, 2021, and file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist Chiasma Common Stock from Nasdaq and deregister Chiasma Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. Chiasma also intends to file with the SEC a Form 15 with respect to Chiasma Common Stock, requesting that Chiasma Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

As a result of the Merger, a change in control of Chiasma occurred, and Chiasma is now an indirect wholly owned subsidiary of Amryt. The information set forth under the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger, each of Raj Kannan, David Stack, Todd Foley, Bard Geesaman, M.D., Ph.D., Roni Mamluk, Ph.D., Scott Minick, John Scarlett, M.D. and John F. Thero ceased serving as directors of Chiasma, and Raj Kannan and Roni Mamluk were appointed to the board of directors of Amryt as of immediately following the Effective Time of the Merger.

In addition, at the Effective Time, following the closing of the Merger, each named executive officer of Chiasma listed below ceased to hold the positions indicated beside such executive officer’s name:

Raj Kannan	President and Chief Executive Officer

John Doyle	Senior Vice President, Chief Financial Officer

Anand Varadan	Executive Vice President, Chief Commercial Officer

William Ludlam, M.D., Ph.D.	Senior Vice President, Clinical Development and Medical Affairs

Drew Enamait	Vice President, Finance and Administration

Lee G. Giguere	Vice President, General Counsel

At or following the Effective Time of the Merger, Chiasma expects to enter into a separation agreement and release with each of Raj Kannan, John Doyle, Anand Varadan, William Ludlam, M.D., Ph.D., Drew Enamait and Lee G. Giguere, entitling each executive to severance benefits in accordance with their respective existing employment agreements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger, Chiasma’s amended and restated certificate of incorporation was further amended and restated to be the same as the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time. Chiasma’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In connection with the Merger, Chiasma expects to further amend and restate its bylaws to be the same as the bylaws of Merger Sub, as in effect immediately prior to the Effective Time.

Item 8.01	Other Events.

On August 5, 2021, Amryt issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 4, 2021, by and among Amryt Pharma plc, Acorn Merger Sub, Inc. and Chiasma, Inc. (incorporated herein by reference to Exhibit 2.1 to Chiasma, Inc.’s Current Report on Form 8-K filed with the SEC on May 5, 2021)

3.1	Amended and Restated Certificate of Incorporation of Chiasma

99.1	Press Release, dated August 5, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021	Chiasma, Inc.

	By:	/s/ Rory Nealon
Rory Nealon
Authorized Signatory